                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                           PC QUOTE, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

[Paste-up Logo]

300 SOUTH WACKER DRIVE
CHICAGO, ILLINOIS 60606

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON
May 25, 1995

- ---------------------

TO THE STOCKHOLDERS OF
PC QUOTE, INC.:

The Annual Meeting of Stockholders of PC Quote, Inc., a Delaware corporation, will be held on May 25, 1995 at 10:00 A.M. at The Metropolitan Club, 67th Floor, Sears Tower, 233 South Wacker Drive, Chicago, Illinois, for the following purposes:

1. To elect five (5) directors to hold office until the next annual meeting of stockholders or until their successors shall have been elected and qualified.

2. To approve the PC Quote, Inc. 1995 Employee Stock Purchase Plan.

3. To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on April 3, 1995 are entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof.

                                          By order of the Board of Directors
                                          DARLENE E. CZAJA
                                          SECRETARY

Chicago, Illinois
April 28, 1995

[Paste-up Logo]

300 SOUTH WACKER DRIVE
CHICAGO, ILLINOIS 60606

- ------------------------------------------------------

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of PC Quote, Inc. (the "Company"), for use at the Annual Meeting of Stockholders of the Company, to be held May 25, 1995 at 10:00 a.m. at The Metropolitan Club, 67th Floor, Sears Tower, 233 South Wacker Drive, Chicago, Illinois. In addition to solicitation of proxies by mail, proxies may be solicited by the Company's directors, officers and regular employees by personal interview, telephone or telegram, and the Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by them. The expense of all such solicitation, including printing and mailing, will be paid by the Company. Any proxy may be revoked at any time before its exercise, by written notice to the Secretary of the Company or by attending the meeting and electing to vote in person. This Proxy Statement and the accompanying proxy were initially mailed to stockholders on or about April 28, 1995.

Only stockholders of the Company of record at the close of business on April 3, 1995 are entitled to vote at the meeting or any adjournment thereof. As of that date there were outstanding 6,992,467 shares of Common Stock, each of which is entitled to one vote on all matters voted upon at the annual meeting. Holders of shares of Common Stock are not entitled to cumulate their votes in the election of directors. A majority of the outstanding shares of Common Stock of the Company, represented in person or by proxy, shall constitute a quorum at the meeting, and the directors to be elected at the meeting shall be elected by a plurality of the votes of the shares of Common Stock represented at the meeting.

In determining whether a quorum exists at the meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. Abstentions with respect to a particular proposal will be counted as part of the base number of votes to be used in determining if that particular proposal has received the requisite percentage of base votes for approval, while broker non-votes will not be counted in such base for such proposal. Thus, an abstention will have the same effect as a vote "against" such proposal while a broker non-vote will have no effect.

ELECTION OF DIRECTORS

A board of five (5) directors will be elected to serve until the next annual meeting, or until their successors are elected and shall have qualified. All of such directors shall be elected by the holders of shares of Common Stock. The proxies returned pursuant to this solicitation will be voted by the persons named therein for the election as directors of the persons named below, which persons constitute the Board of Directors' nominees for election of directors. If any nominee is unable to accept the office of director (which is not presently anticipated), the persons named in the proxies will vote for the election of such other persons as they shall determine.

                                                                                                        Director
Name, Age, and Principal Occupation                                                                      Since
- ----------------------------------------------------------------------------------------------------  ------------
Louis J. Morgan, 58 ................................................................................      1980
  Chairman of the Board of the Company since May 1984. Mr. Morgan served as President of the Company from August 1980 to May 1984. Since August 1980 he has also served as Treasurer of the Company.
  From 1962-1972, Mr. Morgan was employed as a securities broker and sales manager of a regional New
  York Stock Exchange member brokerage firm. He was a member of the Chicago Board Options Exchange,
  Inc. from 1973 to 1986 and served on the Systems Committee of the Chicago Board Options Exchange,
  Inc. from 1980 through 1983.
James M. Casty, 48 .................................................................................      1984
  Since June 1991, Mr. Casty has been engaged in private investment activities. From December 1988 to June 1991 he was Chairman of the Board of Agristar, Inc., a publicly traded firm whose principal business was micropropagation of plant and tissue cultures. From January 1983 to
  December 1988, Mr. Casty was a general partner of Shatkin-Lee, a member firm of the New York Stock
  Exchange engaged in stock brokerage activities.
Paul Di Biasio, 35 .................................................................................    NOMINEE
  Chairman and Chief Executive Officer of Di Biasio & Edgington, Inc. since March 1989, a privately held firm which provides analytic software to buy-side institutional investment managers. From
  July 1987 to March 1989, Mr. Di Biasio was the Vice President-- Institutional Sales at the
  brokerage firm of Hopper Soliday Corporation.
M. Blair Hull, 51 ..................................................................................    NOMINEE
  Mr. Hull is the founder and Managing Partner of Hull Trading Company. Since July 1992, Mr. Hull
  has been a member of the Board of Directors, member of the Audit Committee and the Compensation
  Committee of BARRA, Inc., a publicly traded corporation in the business of developing and manufacturing computer software. Mr. Hull has been a member of the Board of Trustees of the
  Cincinnati Stock Exchange since 1989 and is a member of the Advisory Committee of the Financial
  Markets Research Center at Vanderbilt University. Mr. Hull became a market maker and member of the
  Pacific Stock Exchange in 1977 and has been a member of the Chicago Board Options Exchange since
  1980.
Alexander R. Piper III, 59 .........................................................................    NOMINEE
  From May 1993 to August 1994, Mr. Piper has been responsible for expansion of third market maker trading executions to institutions and broker-dealers at D.E. Shaw & Co. L.P. Since 1990, Mr.
  Piper has served as a consultant for various financial and technology companies, including the
  Company.

The principal occupation of each of the above nominees for the past five years has been as set forth in the above table.

Neither Phillip W. Arneson, a director since 1990, nor Karl R. Orellana, a director since 1992, are standing for re-election to the Board of Directors.

During the last fiscal year, the Board of Directors held four meetings and, except for James M. Casty, no director attended fewer than 75% of the total number of meetings of the Board of Directors held during the period for which each individual was a director. The Board of Directors has no audit, nominating or compensation committee.

1995 EMPLOYEE STOCK PURCHASE PLAN

GENERAL INFORMATION The PC Quote, Inc. 1995 Employees' Stock Purchase Plan (the "Plan") was adopted by the Company's Board of Directors (the "Board") on February 16, 1995, subject to shareholder approval. The purpose of the Plan is to encourage employee stock ownership by offering the Company's employees the opportunity to purchase shares of Common Stock at a below market price.

SECURITIES SUBJECT TO THE PLAN The Plan covers an aggregate of 100,000 shares of Common Stock, which may be unissued shares, reacquired shares or shares bought on the market. Such shares may be acquired by Plan participants through one or more offerings, as determined by the Board in its discretion.

ELIGIBILITY AND PARTICIPATION All full-time employees of the Company, including officers and directors who are full-time employees of the Company will be eligible to participate in the Plan, except that no employee may participate in the Plan if (i) following a grant of options under the Plan, the employee would beneficially own stock and options to purchase stock representing 5% or more of the total combined voting power or value of all classes of the Company's stock, or (ii) a grant of options under the Plan would permit the employee's rights to purchase stock under all the Company's employee stock purchase plans to accrue at a rate exceeding $25,000 of the fair market value of the stock for each calendar year in which such option is outstanding. If a participant's employment terminates for any reason, such participant's payroll deductions will be returned and his or her participation in the Plan will be terminated, with the exception that the beneficiary of a participant whose employment is terminated as a result of the participant's death may elect either to withdraw the participant's payroll deductions or exercise the participant's options.

Eligible employees will become participants in the Plan by payroll deductions for that purpose through a form filed with the Company's Chief Financial Officer during the calendar month preceding the commencement date of the applicable offering. Participants may elect payroll deductions in amounts ranging from 1% to 10% of their regular salary, with a minimum deduction of $10.00 per payday and a maximum aggregate deduction of $5,000.00 per offering. Participants may elect a new percentage payroll deduction effective as of the first day of each calendar quarter but may not alter the percentage payroll deduction elected for any particular offering. Payroll deductions begin on the commencement date, and end on the termination date, of the applicable offering. Payroll deductions may be used by the Company for any corporate purpose and are not required to be segregated.

On the commencement date of each offering, a participant will be deemed to have been granted an option to purchase as many full shares of Common Stock as such participant will be able to purchase with the payroll deductions credited to such participant's account during such offering. The price at which each option to purchase Common Stock may be exercised will be the lower of (i) 85% of the closing price of the Common Stock on the American Stock Exchange on the commencement date of the offering, or (ii) 85% of the closing price of the Common Stock on the American Stock Exchange on the termination date of the offering. Fractional shares will not be issued under the Plan, and any excess accumulated payroll deductions will be held on account for the benefit of the participant. If the number of shares for which options are exercised exceeds the number of shares available in any offering, the shares available for sale will be allocated pro rata among the participants in such offering.

In each offering, the Company will provide thirty days' notice of the termination date on which participants' payroll deductions will be applied to the purchase of Common Stock. Unless a participant elects to withdraw prior to such termination date as permitted under the Plan, such participant's option to purchase Common Stock will be deemed to be fully and automatically exercised on such termination date.

WITHDRAWAL FROM OFFERINGS UNDER THE PLAN A participant may withdraw accumulated payroll deductions without penalty by providing written notice to the Company's Chief Financial Officer at any time prior to the termination date for the applicable offering. A participant's withdrawal from one offering does not affect his or her eligibility for participation in other offerings.

NON-TRANSFERABILITY OF PAYROLL DEDUCTIONS AND OPTIONS Neither payroll deductions credited to a participant's account nor any options or other rights to acquire Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of by participants other than by will or the laws of descent and distribution. Participants will acquire no interest in the Common Stock subject to options until such options have been exercised in accordance with the Plan.

TRANSFERABILITY OF SHARES Resale of shares acquired under the Plan by persons who are not "affiliates" of the Company, as that term is defined in Rule 405 under the Securities Act, will not be restricted by requirements of the Securities Act. Persons who may be deemed to be affiliates of the Company may resell shares acquired under the Plan pursuant to the provisions of Rule 144 promulgated under the Securities Act. Affiliates may also resell shares acquired under the Plan pursuant to any other applicable exemption from registration under the Securities Act or pursuant to a separate prospectus prepared in accordance with the requirements of the applicable form under the Securities Act.

PLAN ADMINISTRATION The Plan is administered by a Committee of the Board of Directors of the Company (the "Committee"). The Committee consists of two members of the Board who are "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission. The Committee determines the commencement and termination dates of all offerings under the Plan and is authorized, among other things, to interpret the terms of the Plan, establish and revoke rules for the administration of the Plan, and correct or reconcile any defect or inconsistency in the Plan. No member of the Committee will be eligible to participate in the Plan.

TERMINATION AND AMENDMENT OF THE PLAN The Committee may terminate or amend the Plan at any time; however, such termination or amendment generally may not affect or change options previously granted under the Plan, and any amendment that materially increases the benefits or number of shares under the Plan or materially modifies the eligibility requirements of the Plan is subject to shareholder approval.

FEDERAL TAX CONSEQUENCES The Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986. This Section provides that a Plan participant need not pay any federal income tax upon joining the Plan or upon receipt of shares of Common Stock under the Plan. The participant is, however, required to pay federal income tax on the difference, if any, between the price at which the participant sells the shares and the price the participant paid for them, determined as follows. If the shares are sold by the participant more than 24 months after the grant of the option and more than one year after the date of exercise and the market price of the shares on the date they are sold is equal to or less than the price paid for the shares under the Plan, no taxable income results. If the market price of the shares on the date that they are sold is higher than the price paid under the Plan, the participant must pay federal income tax at ordinary income rates calculated on the lesser amount of (i) 15% of the market price of the shares on the day the offering commenced or (ii) the excess of the amount actually received for the shares over the price paid for them. Any gain realized in addition to that on which taxes at ordinary income rates is paid will be taxed at capital gain rates. If the participant sells the shares within such 24-month period, the participant must pay federal income tax at ordinary income rates on the amount of the difference between the actual purchase price and the market price of the shares on the date of purchase. Only if the participant sells the stock within 24 months following the grant of an option will the Company be entitled to a deduction for federal income tax purposes and, in such event, the deduction will equal the difference between the actual purchase price and the fair market value of the shares on the date of purchase.

MARKET PRICE OF THE COMMON STOCK

The closing price of the Common Stock on the American Stock Exchange on April 26, 1995, the most recent available date, was $1.375 per share.

RECOMMENDATION OF THE BOARD OF DIRECTORS AND REQUIRED VOTE

The Board of Directors of the Company unanimously approved the Plan and directed that the Plan be submitted to a vote of the shareholders at the annual meeting. Under Delaware law and the Company's by-laws, the affirmative vote of the holders of a majority of the Common Shares of the Company represented in person or by proxy at the annual meeting is required for approval of the Amendment.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE PLAN. THE PERSONS NAMED ON THE ENCLOSED PROXY CARD INTEND TO VOTE THE PROXIES SOLICITED HEREBY FOR THE PLAN UNLESS SPECIFICALLY DIRECTED OTHERWISE ON SUCH PROXY CARD.

EXECUTIVE OFFICERS

Name                                                                  Position                         Age
- -------------------------------------------------  -----------------------------------------------     ---
Louis J. Morgan..................................  Chairman and Chief Executive Officer                58
Richard F. Chappetto(1)..........................  Chief Financial Officer                             45

- ------------------------
(1) Chief Financial Officer of the Company since September 1994, Mr. Chappetto joined the Company in October 1993 as President for the Pacific Rim and Latin & South America. Mr. Chappetto was Chief Operating Officer for North American Quotations US from 1991 to 1993 a firm engaged in both real-time quotation systems and back office processing for securities and commodity firms. From 1988 to 1991, Mr. Chappetto was President of FutureSource an international provider of real-time quotation and analytic systems. In October 1991, Mr. Chappetto personally filed, in conjunction with a filing for Chappetto Systems Corporation, a petition under Chapter VII of U.S. Bankruptcy Code. During the same year an order was issued discharging Mr. Chappetto and such corporation of all debts under the petition. Mr. Chappetto started his career in the market data industry in 1981 as Vice President of Monchik-Weber a real-time quotation vendor and major Wall Street consulting firm. The firm was acquired by McGraw-Hill in 1985 where he served as Vice President of Systems Planning and Development for the corporation from 1985 to 1988.

EXECUTIVE COMPENSATION

The following table summarizes the compensation for the past three years of (a) the Company's chief executive officer, (b) the Company's only executive officer other than its chief executive officer; and (c) the Company's most highly compensated officer other than an executive officer.

                           SUMMARY COMPENSATION TABLE

                                                                               Awards
                                                                             -----------
                                                       Annual Compensation     Shares
Name and                                              ---------------------  Underlying      All Other
Principal Position                           Year       Salary      Bonus      Options    Compensation(1)
- -----------------------------------------  ---------  ----------  ---------  -----------  ---------------
Louis J. Morgan, ........................       1994  $  225,463     --          20,000      $  11,509
 Chairman of the Board, Chief Executive         1993     219,859     --           8,500          9,670
 Officer and Treasurer                          1992     172,500     --          10,000         --
Richard F. Chappetto, ...................       1994  $  147,658     --          20,000         --
 Chief Financial Officer                        1993      --         --          50,000         --
                                                1992      --         --          --             --
Michael J. Kreutzjans, ..................       1994  $  123,140     --          20,000          3,330
 Vice President, Development Design             1993     121,008     --           9,000          2,520
                                                1992     118,352     --           8,000         --

- ------------------------
(1) Represents the insurance premiums paid by the Company on life insurance policies on which the named person's spouse is the beneficiary.

The following table shows the total number of Options granted to each of the named persons during 1994 (both as the number of shares of Common Stock subject to such Options and as a percentage of all Options granted to employees during
1994) and, for each of these grants, the exercise price per share of Common Stock and option expiration date. These options all were granted on January 9, 1995 under the 1987 Option Plan. These Options will vest in three equal annual installments in 1996, 1997 and 1998 and will be exercisable through January 9, 2000. The exercise price of these options was fair market value at the date of grant. No SARs were granted in 1994.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                       % of Total
                                     Number of        Options/SARs
                                    Securities         Granted to       Exercise or
                                Underlying Options/   Employees in      Base Price
Name                             SARs Granted (#)      Fiscal Year        ($/Sh)        Expiration Date
- ------------------------------  -------------------  ---------------  ---------------  ------------------
Louis J. Morgan...............          20,000                 16%       $  1.4375        January 9, 2000
Richard F. Chappetto..........          20,000                 16           1.4375        January 9, 2000
Michael J. Kreutzjans.........          20,000                 16           1.4375        January 9, 2000

The following table sets forth, for each of the named persons, the number of shares they acquired on exercise of Options in 1994, the aggregate dollar value realized upon exercise, the total number of shares of Common Stock underlying unexercised Options and the aggregate dollar value of unexercised, in-the-money Options, separately identifying the exercisable and unexercisable Options. No SARs were outstanding in 1994.

                    AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                    Number of Shares      Value of
                                                                       Underlying        Unexercised
                                                                      Unexercised       In-the-Money
                                                                    Options/SARs at    Options/SARs at
                                              Shares                   FY-End (#)       FY-End ($)(1)
                                            Acquired on    Value
                                             Exercise    Realized     Exercisable/      Exercisable/
Name                                            (#)         ($)      Unexercisable      Unexercisable
- ------------------------------------------  -----------  ---------  ----------------  -----------------
Louis J. Morgan...........................      --          --         34,500/29,000       18,229/4,166
Richard F. Chappetto......................      --          --         16,667/53,333            0/1,250
Michael J. Kreutzjans.....................      10,000   $  14,687     53,395/28,666       26,489/3,584

- ------------------------
(1) These values represent the excess, if any, of the fair market value of the shares of Common Stock subject to Options on December 31, 1994, over the respective Option prices.

COMPENSATION OF DIRECTORS

On May 13, 1994, the Company adopted a policy of paying its non-employee directors $4,000 per year and, in addition, $750 per meeting. Pursuant to this policy, non-employee directors were paid an aggregate of $11,000 during the last fiscal year.

Mr. Arneson, a director during the last fiscal year who is not standing for re-election, was paid a fee of $9,250 for consulting services provided to the Company in the compensation and employee benefit area.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS.

On February 15, 1989, the Company and Mr. Morgan entered into an Employment Agreement which remains in effect. It provides for (i) the employment of Mr. Morgan as Chief Executive Officer and Chairman of the Board of the Company and
(ii) an annual base salary of not less than $150,000 for the first year during the employment period, with annual increases during each succeeding year equal to not more than 15% of the base salary paid during the preceding year. Further, the Employment Agreement provides that, under certain circumstances, Mr. Morgan, upon termination of his employment, shall be entitled to additional compensation in an amount equal to two and one-half times his average base salary for the last three years ending prior to the date of such termination. The Employment Agreement also contains confidentiality and non-compete provisions.

In September, 1993, the Company and Mr. Chappetto entered into an Employment Agreement which remains in effect. It provides for (i) the employment of Mr. Chappetto as President of the Company, (ii) a minimum annual base salary of $150,000 for the three (3) years beginning October 1, 1993, and (ii) the granting of certain stock options during its term. Further, the Employment Agreement provides that under certain circumstances shall receive a portion of annual gross revenues generated by Mr. Chappetto and/or the international portion of the Company.

STOCK OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 31, 1995 regarding the beneficial ownership of shares of the Common Stock of the Company by each nominee and by all directors and officers as a group.

                                                                               Beneficial
                                                                                Ownership
                                                                              of Shares of       Per Cent of
Name                                                                          Common Stock          Class
- -------------------------------------------------------------------------  -------------------  -------------
Louis J. Morgan(1).......................................................          352,432             5.0%
James M. Casty...........................................................          --                --
Paul Di Biasio...........................................................            94,600             1.4  %
M. Blair Hull............................................................         --                --
Alexander R. Piper III...................................................         --                --
All Directors and Officers as a Group (9 persons)(1).....................           447,882             6.4  %

- ------------------------
(1) Does not include 279,700 shares of Common Stock held by members of Mr. Morgan's family, as to which shares Mr. Morgan disclaims any voting or investment power.

PRINCIPAL STOCKHOLDERS

The following table sets forth information as of March 31, 1995 regarding each person other than Mr. Morgan who were known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock. Each person named has sole voting and investment power with respect to the shares beneficially owned by such person.

                                                                        Amount and Nature of
Name and Address                                                        Beneficial Ownership   Per Cent of
of Beneficial Owner                                                           of Shares           Class
- ----------------------------------------------------------------------  ---------------------  ------------
National Computer Systems, Inc.  .....................................    1,000,000--Direct          14.3%
 11000 Prairie Lakes Drive
 Eden Prairie, MN 55344
Bridge Information Systems, Inc.  ....................................    1,523,572--Direct          21.8
 717 Office Parkway
 St. Louis, MO 63141
Pont Data Australia Pty. Limited  ....................................     375,000--Direct            5.4
 56 Pitt Street--15th Floor
 Sydney 2000 Australia

CERTAIN TRANSACTIONS

The Company is presently engaged in a marketing venture with Bridge Information Systems, Inc. which has resulted in the marketing of a product that combines the features of the Company's price quote system with the analytical features of the Bridge's information system products. During its last fiscal year, the Company received revenues of $3,334,674 in connection with this venture.

On January 25, 1995, the Company entered into an agreement with Bridge Information Systems extending the services provided to Bridge Information Systems by the Company from April 1, 1995 to March 31, 1998. Under the terms of this agreement, the Company will receive a minimum payment of $2,538,000 in 1995, including $594,000 for the first quarter of 1995 under the terms of the prior agreement, $2,100,000 in 1996, and $450,000 for the first quarter of 1997 for data provided in the United States. For the remainder of the term of the agreement, the Company will receive $200 per month for each Bridge Information Systems customer site receiving the Company's data and $35.00 per terminal per month. The Company will bill international service on a per user basis with a maximum of $125,000 per month.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two fiscal years ended December 31, 1994, the Company's officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements, except that one report, covering one transaction was filed late by Mr. Morgan.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Company's independent public accountants for the fiscal year ended December 31, 1994 and for the current year are Coopers & Lybrand. A representative of Coopers & Lybrand is expected to be present at the meeting, with the opportunity to make a statement if he desires to do so, and he is expected to be available to respond to appropriate questions from stockholders.

ANNUAL REPORT

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1994, including financial statements, accompanies this Proxy Statement. However, no action is proposed to be taken at the meeting with respect to the Annual Report, and it is not to be considered as constituting any part of the proxy soliciting material.

STOCKHOLDER PROPOSALS

From time to time stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at the annual meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 1996 stockholders' meeting must be received by the Company no later than December 31, 1995. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

OTHER MATTERS

Management knows of no other business likely to be brought before the meeting. If other matters do come before the meeting, the persons named in the form of proxy or their substitute will vote said proxy according to their best judgment.

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994 is available without charge to stockholders upon written request to the Company's Chief Financial Officer.

                                          By order of the Board of Directors
                                          DARLENE E. CZAJA
                                          SECRETARY

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PC QUOTE, INC.
300 SOUTH WACKER
CHICAGO, ILLINOIS 60606

    The undersigned hereby appoints Louis J. Morgan and Darlene E. Czaja as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of PC Quote, Inc. held of record by the undersigned on April 3, 1995 at the Annual Meeting of Stockholders to be held on May 25, 1995 or any adjournment thereof.

(1) ELECTION OF DIRECTORS
    / / FOR all nominees listed below (except / / WITHHOLD AUTHORITY to vote for
        as marked to the contrary below)          all nominees listed below.


  Louis J. Morgan, James M. Casty, Paul Di Biasio, M. Blair Hull, Alexander R.
                                   Piper III
  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
                THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

- --------------------------------------------------------------------------------
(2)   The 1995 Employee Stock Purchase Plan
      / / FOR       / / AGAINST       / / ABSTAIN
(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                  (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)

THIS PROXY WHEN PROPERLY ENDORSED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

    Please sign exactly as name appears below. For joint accounts, all tenants should sign. If signing for an estate, trust, corporation, partnership or other entity, title or capacity should be stated.
                                              Dated:                      , 1995
                                                     ---------------------

                                              ----------------------------------
                                                          Signature

                                              ----------------------------------
                                                  Signature if held jointly

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                  PROMPTLY USING THE ENCLOSED RETURN ENVELOPE